EXHIBIT 10.1

                              EMPLOYMENT AGREEMENT

     AGREEMENT dated as of the 1st day of July 2002, among The Internet Advisory Corp., a Utah corporation with its principal place of business at 150 E. 58th Street, New York, New York 10022 ("IACP"); Go West Entertainment, Inc. a New York corporation with its principal place of business at 533-535 West 27th Street, New York, New York ("Go West"); and, Richard Goldring an individual whose address is 5 Fox Chase Drive, Watchung, NJ 07067 (the "Employee"). Go West is a wholly owned subsidiary of IACP. Where context requires, reference to IACP also includes reference to Go West.

                                   WITNESSETH

     WHEREAS, IACP, through Go West, will engage in the business of owning and operating an adult entertainment nightclub (the "Club") at 533-535 West 27th Street, New York, New York which will offer topless dancing, a gourmet quality restaurant and bar facilities, and

     WHEREAS, IACP, through Go West, or otherwise, intends to engage in the business of owning and operating other adult entertainment nightclubs; and

     WHEREAS, IACP, through Go West, or otherwise, intents to engage in the business of managing adult entertainment nightclubs owned by third parties and/or licensing the right to use the Scores name or other intellectual property owned by IACP to adult entertainment nightclubs owned by third parties; and

     WHEREAS, Employee presently serves as President, Chairman and Chief Executive Officer, for both IACP and Go West and IACP seeks to further engage Employee on the terms and conditions set forth below; and

     NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Employment. IACP hereby employs Employee and Employee accepts employment upon the terms and conditions of this Agreement. In addition to his other duties, Employee shall serve as Operations Manager for the Club, and shall be primarily responsible for IACP's licensing program. In connection with the foregoing, Employee shall provide a minimum of 40 hours per week of services to IACP. Employee shall not be precluded hereunder from continuing his employment as Operations Manager for Scores Showroom, an adult entertainment nightclub located at 333-E.60th Street, New York, New York so long as such employment shall not interfere with Employee's ability to properly perform the duties assumed pursuant to this Agreement.

2. Term. IACP hereby employs Employee and Employee hereby accepts employment for a term commencing on the date hereof (the "Commencement Date"), and expiring on the tenth (10) anniversary of this Agreement, unless sooner terminated as hereinafter provided (the "Employment Period"). Except as


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     otherwise  provided  herein,   Employee  may  unilaterally  terminate  this
     Agreement at any time, upon providing IACP with sixty (60) days prior written notice.

3.   Employment and Duties.

     3.1 Title. Employee is employed in the capacity of President and Chief Executive Officer for IACP and as Operations Manager for the Club.

     3.2 Duties and Responsibilities. The services to be rendered by Employee pursuant to this Agreement shall consist of such services as defined and directed by IACP's board of directors. Employee agrees to perform such services with great diligence and care.

     3.3 Observance of Rules and Regulations. Employee agrees to observe and comply with the rules and regulations of IACP with respect to the performance of his duties.

4.   Compensation; Benefits and Expenses.

     4.1 Base Salary. As compensation for the services to be rendered hereunder, IACP shall pay to Employee a base annual salary (the "Base Salary") of $520,000 payable in equal bi-weekly installments. Notwithstanding the foregoing, until the opening of the Club, Employee's Base Salary shall be $260,000.

     4.2 Other Benefits. Employee shall also be eligible to participate in any benefit programs of IACP, including but not limited to pension, insurance or other supplemental or special compensation plans or arrangements. Employee shall also be eligible to receive performance based bonuses as approved and authorized by IACP's board of directors.

     4.3 Travel, Automobile and Living Allowances. During the term of this Agreement, Employee shall be entitled to annual travel, automobile and living allowances. In connection herewith, IACP agrees to advance and/or reimburse Employee for all reasonable travel, automobile, living and other expenses incurred by Employee in rendering the services hereunder on behalf of IACP provided Employee has all expenses in excess of $5,000 pre-approved by IACP. Employee will be reimbursed upon presentation of vouchers or other documents reasonably necessary to verify the expenditures and sufficient, in form and substance, to satisfy Internal Revenue Service requirements for such expenses. The maximum amount of Employee's annual automobile and living allowances under this Agreement shall be determined by IACP's board of directors.

5.   Disability or Death of Employee.

     5.1 IACP shall obtain death and disability insurance on Employee listing IACP as the beneficiary in the minimum amount of $5,000,000. In the event Employee dies or becomes disabled during the Employment Period, entitling IACP to receive payment under the insurance policy, IACP's obligation to pay Employee further Base Salary and benefits shall cease. Notwithstanding the forgoing, Employee or his estate shall be entitled to all accrued but unpaid Base Salary and other benefits due to Employee through the date of death or disability.


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     5.2  (i) IACP  shall  apply  the  insurance  proceeds  to the  purchase  of
          Employee's stock in IACP which will be valued and purchased by IACP at a 20% discount from the market price of the stock as at the date of death or disability.

          (ii) Except as otherwise provided in Section 5.2(iv) below, in the event Employee owns IACP stock with a value of less than $5,000,000 as at the date of death or disability, IACP shall be entitled to retain the balance of insurance proceedings remaining after the purchase of Employee's IACP stock.

          (iii) In the event Employee owns stock with a value of more than $5,000,000 as at the date of death or disability, IACP shall have the right, but not the obligation, to purchase more than $5,000,000 of such stock at the discounted price. In connection therewith, IACP shall give notice to Employee or his estate, as the case may be, not more than 15 days after the date of death or disability to advise of its intention as to Employee's additional IACP shares. Such notice will include the number of additional IACP shares which are being purchased.

          (iv) Notwithstanding Section 5.2(ii) above, in the event Employee owns no IACP stock or owns IACP stock with a discounted value of less than $1,000,000 as at the date of death or disability , Employee or his estate, as the case may be, shall be entitled to retain all of their IACP shares and receive $1,000,000 of the insurance proceeds.

6.   Termination.

     6.1 Termination By IACP For Cause. Notwithstanding anything to the contrary in this Agreement, IACP shall have the right, subject to this
          Section 6, to terminate this Agreement "for cause", by giving Employee 7 days prior written notice to that effect, and Employee's right to further compensation and benefits hereunder, shall then immediately cease. Any termination IACP under this paragraph "for cause" shall be without prejudice to Employee's right to receive all compensation and benefits owed to him through the effective date of termination. As used herein and throughout this Agreement, the term "for cause" shall mean (i) commission of a willful act of dishonesty in the course of Employee's duties hereunder, (ii) a material breach of this Agreement that is not cured within 30 days of receipt of notice thereof, or
          (iii) Employee's conviction of a criminal offense or crime constituting a felony or conviction in respect to any act involving fraud, dishonesty or moral turpitude resulting in detriment to IACP or reflecting upon IACP's integrity (other than traffic infractions or similar minor offenses).

     6.2 Termination By Employee Other Than For Good Reason. In the event Employee terminates this Agreement without Good Reason (as defined in Section 6.3 hereof), Employee's rights to further compensation and benefits, hereunder shall then immediately cease. Employee must give IACP a minimum of 60 days prior written notice to effect such a termination. Notwithstanding the foregoing, in the event Employee terminates this Agreement without Good Reason more than three years and less than seven years after the Commencement Date, IACP shall pay Employee a $1,000,000 termination fee.

     6.3 Termination By Employee For Good Reason or Termination BY IACP Without Cause. (i) In the event Employee terminates this Agreement for "Good

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          Reason" or IACP  terminates  this Agreement  without  cause,  Employee shall be entitled to receive all of the remaining Base Salary then due Employee under this Agreement plus any previously unreimbursed travel, living or car expenses.

          (ii) Employee shall have the right to terminate this Agreement and his employment hereunder for "Good Reason" if (A) Employee shall have given IACP prior written notice of the reason therefore, (B) such notice shall have been given to IACP within fifteen (15) days after Employee is notified or otherwise first learns of the event constituting "Good Reason," and (C) a period of fifteen (15) days following receipt by IACP of such notice shall have lapsed and the matters which constitute or give rise to such "Good Reason" shall not have been cured or eliminated within such fifteen (15) day period, such period shall be extended up to forty-five (45) days, provided that IACP shall take and diligently pursue during such period such action necessary to cure or eliminate such matters. In the event IACP shall not take such action within such period, Employee may send another notice to IACP electing to terminate his employment hereunder and, in such event, Employee's employment hereunder shall terminate and the effective date of such termination shall be the 30 days after IACP shall have received such notice.

          (iii)For the purpose of this Agreement, "Good Reason" shall mean the occurrence of any of the following without Employee's prior written consent:

               (1) Requiring Employee to engage in an illegal act, or an act which is inconsistent with prior practices of IACP and which could reasonably be deemed to be materially damaging or detrimental to Employee;

               (2) A default by IACP in the payment of any material sum or the provision of any material benefit due to Employee pursuant to this Agreement;

               (3) The failure of IACP to obtain the assumption of this Agreement by any successor to substantially all of the assets or business of IACP; or

               (4) Any material breach by IACP of any provision of this Agreement which is not corrected by IACP or, if the breach cannot be corrected, as to which SCOT fails to pay to Employee reasonable compensation for such breach, within 60 days following receipt by IACP of written notice from
                    Employee   specifying   the  nature  of  such   breach.

7. Confidentiality. Employee agrees that all confidential and proprietary information relating to the business of IACP shall be kept and treated as confidential both during and after the term of this Agreement, except as may be permitted in writing by IACP's Board of Directors or as such information is within the public domain or comes within the public domain without any breach of this Agreement.

8. Assumption of Insurance Policy. In the event this Agreement is terminated by IACP without cause or by Employee for Good Reason, Employee shall have the right, if exercised by Employee in writing within 15 days of such termination, to assume the death and disability insurance policy, and to make Employee the beneficiary thereof.


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9.   Indemnification.  IACP and Employee shall indemnify the other party for any losses, damages, liabilities, judgments, claims, costs, penalties and expenses incurred by such other party (including without limitation costs and reasonable attorneys' fees and costs), resulting from the indemnifying party's failure to perform any of their obligations contained in this Agreement. IACP shall indemnify Employee against any liabilities incurred by him in connection with any proceeding to which he is made a party as the result of his performing his duties hereunder, unless such liability results from Employee's gross negligence or misconduct in the performance of such duties.

10. Vacation. Employee shall be entitled to eight (8) weeks of paid vacation time per contract year.


11. Governing Law. This Agreement shall be governed by the internal laws of the State of New York. Any action to enforce any term hereof shall be brought exclusively within the state or federal courts of New York, New York to which jurisdiction and venue all parties hereby submit themselves.

12. Binding Effect. Except as otherwise herein expressly provided, this Agreement shall be binding upon, and shall inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns.

13. Notices. All notices, designations, consents, offers, acceptances, waivers or any other communication provided for herein, or required hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, overnight courier, or delivered by hand.

     The notices shall be addressed as follows:

          If to Employee: to the address set forth above

          If to IACP: to the address set forth above

     or to such other address as a party hereto may notify the other pursuant to this Section.

14. Additional Documents. Each of the parties hereto agrees to execute and deliver, without cost or expense to any other party, any and all such further instruments or documents and to take any and all such further action reasonably requested by such other of the parties hereto as may be necessary or convenient in order to effectuate this Agreement and the intents and purposes thereof.

15. Counterparts. This Agreement and any amendments hereto may be executed in two (2) or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, binding on the parties and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

16. Entire Agreement. This Agreement contains the sole and entire agreement and understanding of the parties and supersedes any and all prior agreements, discussions, negotiations, commitments and understandings among the parties hereto with respect to the subject matter hereof. There are no


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     representations,   agreements,  arrangements  or  understandings,  oral  or
     written, between or among the parties concerning the subject matter hereto, which are not fully expressed herein or in any supplemental written agreements of even or subsequent date hereof.

17. Severability. If any provision of this Agreement, or the application thereof to any person or circumstances, shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

18. Modification. This Agreement cannot be changed, modified or discharged orally, but only if consented to in writing by both parties.

19. Contract Headings. All headings of the Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part of this Agreement, and shall in no way affect the interpretation of any of the provisions of this Agreement.

20. Waiver. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such term, covenant, or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one time or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

21. Representation of Employee. Employee, with the full knowledge that IACP is relying thereon, represents and warrants that he has not made any commitment inconsistent with the provisions hereof and that he is not under any disability which would prevent him from entering into this Agreement and performing all of his obligations hereunder.

                            [Signature page follows]


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     IN WITNESS  WHEREOF the parties  hereto have executed this  Agreement as of the day and year first above written.

                           THE INTERNET ADVISORY CORP.

                           By:  /s/John Neilson
                                ------------------------------------------------
                                 Name:  John Neilson
                                 Title:    Secretary


                           GO WEST ENTERTAINMENT, INC.

                           By:  /s/Elliot Osher
                                ------------------------------------------------
                                 Name:  Elliot Osher
                                 Title:    Vice President


                           /s/Richard Goldring
                           -----------------------------------------------------
                                    Richard Goldring




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